UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2017

Date of reporting period: May 31, 2017

Item 1. Report to Stockholders.

Tortoise Index Solutions
2017 Semi-Annual Report

Table of Contents

Letter to Shareholders	3

TPYP: Fund Focus	5

TBLU: Fund Focus	7

Expense Example	10

Financial Statements	11

Notes to Financial Statements	19

Additional Information	24

Sector allocations
		Total assets
Name/Ticker	Primary focus	($ 000’s)[1]	By asset type[2]	By ownership structure[2]
Tortoise North American Pipeline Fund NYSE Arca: TPYP Inception: 6/29/2015	North American pipeline companies	$72,057.6

		Total assets
Name/Ticker	Primary focus	($ 000’s)[1]	By sector breakdown[2]
Tortoise Water Fund Bats: TBLU Inception: 2/14/2017	Water companies	$2,547.7

[1]	As of 6/30/2017
[2]	As of 5/31/2017

2	Tortoise Index Solutions

2017 Semi-Annual Report | May 31, 2017

Letter to shareholders

Tortoise specializes in essential assets investing, which we define as assets that are indispensable and necessary to the functioning of our infrastructure, economy and society as a whole, including the energy value chain and the water industry. Tortoise Index Solutions creates indicies to define these areas of essential assets and passive product solutions that allow investors to participate in the opportunities, innovations and development of these critical and essential assets. Our flagship exchange traded fund (ETF), the Tortoise North American Pipeline Fund (TPYP), offers access to the broad pipeline universe. In 2017, we expanded our product offerings further into essential asset solutions with the launch of the Tortoise Water Fund (TBLU), which offers the purest exposure to an otherwise fragmented water industry. We believe that water is perhaps one of the most essential assets and is an area that requires continued investment in the years to come.

Energy value chain

Investor sentiment, mirroring the oil price, weighed down performance for the energy sector, although company fundamentals, particularly those in the midstream segment, appeared solid. The S&P Energy Select Sector® Index returned -11.1% for the six-month period ending May 31, 2017, mostly driven by lower crude oil prices during the second fiscal quarter.

Upstream

Upstream oil and gas producers, as represented by the Tortoise North American Oil and Gas Producers IndexSM, returned -20.7% for the period. West Texas Intermediate (WTI) began the period at $49.44 per barrel, and ended the period slightly lower at $48.32. Sentiment was negative due to the steep decline of crude oil prices during the second half of the period with the peak occurring at $54.10 on February 23rd and trough of $45.52 on May 4th. These lower prices were driven by both domestic and global supply concerns. Stubbornly elevated global inventory balances persist with U.S. rig counts up more than 100% since last year, along with a strong return of Libyan and Nigerian production. In addition, while compliance with Organization of Petroleum Exporting Countries’ (OPEC’s) curtailed production agreement was strong, exports remained higher than anticipated and OPEC’s agreement has yet to meaningfully reduce inventories. The U.S. crude oil production forecast for 2017 was revised higher over last quarter, now expected to reach 9.3 million barrels per day (MMbbl/d).1 The 2018 forecast is calling for 10.0 MMbbl/d, which would exceed the previous record from 1970.1

Natural gas prices were volatile throughout the period opening at $3.30 per million British thermal units (MMBtu), quickly peaked at $3.76 on December 7th and then steadily declined to a low of $2.44 on February 27th and ended the six months at $3.00. The EIA predicts higher natural gas prices in 2018 due to increased domestic natural gas consumption, along with new export capabilities. Natural gas production is expected to average 72.0 billion cubic feet per day in 2017 and is anticipated to rise to 77.5 in 2018.2

Midstream

After a strong first half of the semi-annual period, pipeline companies pulled back along with the broad energy sector during the second half, with the Tortoise North American Pipeline IndexSM and the Tortoise MLP Index® returning 2.0% for the sixth month period. Performance within pipeline companies varied. Natural gas pipelines performed well and crude oil pipeline companies retreated the most with the implication that lower crude oil prices leads to decreased volumes. Typically, increased U.S. production bodes well for U.S. midstream companies. However, investor sentiment was the main driver of performance during the quarter. This played out in the midstream segment, which saw solid distribution growth and constructive earnings announcements. Additionally, in our view, more open equity capital markets or clearer alternative sources of funding would be beneficial to companies with funding needs. Our long-term outlook for the midstream sector remains positive with a projection for capital investments in MLPs, pipeline and related organic projects at approximately $125 billion for 2017 to 2019.

Downstream

The downstream segment was the best performing segment of the energy value chain during the period. Refining, in particular, was a bright spot amidst the negative sentiment even though margins tightened. Diversified downstream companies continued to unlock the value of their midstream assets and utilities were helped by lower interest rates. Petrochemicals were positive as new ethylene capacity started to come online. From 2017-2020 the increase in ethylene capacity is likely to raise ethane consumption. This validates the U.S. as a low cost supplier of plastics to the rest of the world and bodes well for pipelines transporting the ethane feedstock. Renewable generation, particularly wind and solar, continue to be developed at a fast pace. Wind generation is expected to increase by approximately 25% and solar is expected to increase by more than 50% from the end of 2016 to the end of 2018.1

(unaudited)

Tortoise Index Solutions	3

Water

The water sector, as measured by the Tortoise Water IndexSM, maintained its positive momentum in the period, returning 2.5%. This momentum continues to be propelled by the multi-year ramp in water infrastructure spending. During the first half of the semi-annual reporting period, technology-oriented sub-sectors, notably water management, led the way as municipalities exhibited increased willingness to invest in new technologies that can produce meaningful cost savings and improve reliability of existing water infrastructure. Of note, companies with smart water network/”smart city” solutions, as well as those offering other data analytics and software offerings, performed best in the sector. Uncertainty around the timing of the Trump administration’s $1 trillion infrastructure proposal somewhat tempered investor sentiment. Our long-term outlook for the water sector remains positive given the deep backlog of water projects needed to ensure a safe and reliable water supply.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships. The Tortoise Water IndexSM is a float-adjusted, modified market capitalization-weighted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM, Tortoise North American Oil and Gas Producers IndexSM and the Tortoise Water IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

[1]	Energy Information Administration, June 2017
[2]	Bentek, June 2017

(unaudited)

4	Tortoise Index Solutions

2017 Semi-Annual Report | May 31, 2017

Tortoise North American Pipeline Fund

Top ten holdings (as of May 31 2017)

1.	TransCanada Corporation	7.8%
2.	The Williams Companies, Inc.	7.7%
3.	Enbridge Inc.	7.2%
4.	Kinder Morgan, Inc.	6.8%
5.	Pembina Pipeline Corporation	5.2%
6.	Cheniere Energy, Inc.	4.7%
7.	ONEOK, Inc.	4.3%
8.	Targa Resources Corp.	3.6%
9.	Atmos Energy Corporation	3.6%
10.	Enterprise Products Partners L.P.	3.4%

TPYP key benefits

●	Access to the sizable pipeline network of one of the world’s largest consumers of energy
●	Attractive total return potential in a historically defensive sector
●	Flow-through structure allows for tax-efficient access to the pipeline sector
●	Exposure to Tortoise North American Pipeline IndexSM
–	Effectively represents the characteristics of the market
–	A leading benchmark for analysis of the pipeline sector
–	Proprietary, research-driven and rules-based methodology
–	Constituent caps to allow for broader representation of the market and investability

Value of $10,000 vs. Tortoise North American Pipeline IndexSM
Since inception on June 29, 2015 through May 31, 2017

This chart illustrates the performance of a hypothetical $10,000 investment made on June 29, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since June 29, 2015 through May 31, 2017. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

Tortoise Index Solutions	5

Key asset performance drivers

Top five contributors	Company type	Performance driver
Cheniere Energy, Inc.	Midstream natural gas/natural gas liquids pipeline company	Third liquefied natural gas facility came online leading to increased exports
Veresen Inc.	Midstream natural gas pipeline company	Announced acquisition by Pembina Pipeline Corp.
Nisource Inc.	Midstream natural gas local distribution company	Regulated gas utility outperformed pipelines
Atmos Energy Corp.	Midstream natural gas local distribution company	Regulated gas utility outperformed pipelines
Pembina Pipeline Corp.	Midstream crude oil pipeline company	Steady cash flow profile and midstream growth projects

Bottom five contributors	Company type	Performance driver
Kinder Morgan Inc.	Midstream natural gas/natural gas liquids pipeline company	Uncertainty about visibility to execute TransMountain project
Targa Resources Corp.	Midstream gathering and processing company	Lower commodity prices negatively impacted non fee-based contracts
Enbridge Inc.	Midstream crude oil pipeline company	Technical pressure following the acquisition of Spectra Energy
Williams Companies, Inc.	Midstream gathering and processing company	Swapped Incentive Distribution Rights for Limited Partner (LP) units at attractive LP multiple
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Increased competition for Permian crude oil pipelines and equity offering

Total returns (as of May 31, 2017)

Ticker	Six months	1 year	Since inception(1)	Gross expense ratio
TPYP @ Market	1.59%	15.48%	-0.07%	0.40%
TPYP @ NAV	1.67%	15.01%	-0.16%	0.40%
S&P 500® Index(2)	10.81%	17.47%	10.97%	—
TNAPT(3)	1.96%	15.73%	0.47%	—

(1)	Reflects period from fund inception on June 29, 2015 through May 31, 2017.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

6	Tortoise Index Solutions

2017 Semi-Annual Report | May 31, 2017

Tortoise Water Fund

Top ten holdings (as of May 31 2017)

1.	Pentair PLC	8.2%
2.	A.O. Smith Corporation	8.1%
3.	Xylem, Inc.	8.0%
4.	Aqua America Inc.	7.8%
5.	American Water Works Co., Inc.	7.6%
6.	Cia de Saneamento Basico do Estado de Sao Paulo — ADR	5.2%
7.	Itron, Inc.	3.8%
8.	Tetra Tech, Inc.	3.7%
9.	Ecolab Inc.	3.5%
10.	Calgon Carbon Corporation	3.4%

TBLU key benefits

●	Provides access to the water infrastructure, management and treatment companies that appear poised to benefit from the expected and much needed investment in rebuilding existing infrastructure, constructing new infrastructure and better managing this vital, but finite resource

●	Flow-through ETF structure provides tax-efficient access to the water sector
●	Purest exposure to the water industry by incorporating a fundamental weighting aspect
●	Continuous liquidity
●	Exposure to the Tortoise Water IndexSM
–	Proprietary, rules-based, research-driven methodology
–	Fundamental weighting technique provides significant direct exposure to the water industry
–	A leading benchmark for analysis of the water sector
–	Backed by Tortoise’s proprietary fundamental research and index generation process

Value of $10,000 vs. Tortoise Water IndexSM
Since inception on February 14, 2017 through May 31, 2017

This chart illustrates the performance of a hypothetical $10,000 investment made on February 14, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since February 14, 2017 through May 31, 2017. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Tortoise Water IndexSM is a float-adjusted, modified market capitalization-weighted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.

Tortoise Index Solutions	7

Key asset performance drivers

Top five contributors	Company type	Performance driver
Ao Smith Corp	Water treatment	Strong sales growth in China and residential water treatment sales
Aqua America, Inc.	Water utilities	Continued infrastructure growth through acquisitions and organic projects and a sustained low-interest rate environment
Xylem Inc.	Water equipment	Successful integration of Sensus acquisition, which expanded technology offerings, particularly growth into smart meters
Pentair plc	Water equipment	Spinoff of commodity-sensitive oil & gas business creating pure-play water business
American Water Works Company, Inc.	Water utilities	Continued infrastructure growth through acquisitions and organic projects and a sustained low-interest rate environment

Bottom five contributors	Company type	Performance driver
Cia de Saneamento Basico do Estado de Sao Paulo	Water utilities	Political instability in the state of Brazil
Aegion Corp	Water equipment	Concerns about lower energy sector spending negatively impacting the business given the decline in oil prices, as well as uncertainty around the Trump infrastructure plan
Mueller Water Products, Inc.	Water equipment	Softness in water distribution and treatment systems sales to utilities – driven by uncertainty around the Trump infrastructure plan
Calgon Carbon Corp	Water treatment	Miss on quarterly earnings due to acquisition costs related to the CECA acquisition and softer demand from certain end-markets
Advanced Drainage Systems Inc	Water equipment	Material headwinds from slowdown in agriculture and Mexico

Total returns (as of May 31, 2017)

Ticker	Since inception(1)	Gross expense ratio
TBLU @ Market	1.61%	0.40%
TBLU @ NAV	1.88%	0.40%
S&P 500® Index(2)	3.80%	—
TBLUE(3)	2.01%	—

(1)	Reflects period from fund inception on February 14, 2017 through May 31, 2017.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise Water IndexSM is a float-adjusted, modified market capitalization-weighted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

8	Tortoise Index Solutions

2017 Semi-Annual Report | May 31, 2017

Tortoise North American Pipeline Fund

Investing involves risk. Principal loss is possible. The Fund has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the index. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the portfolio differs from that of a direct investment in an MLP by an investor. The value of the portfolio’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the portfolio which could result in a reduction of the portfolio’s value. Investments in foreign issuers involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The portfolio invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The portfolio may also write call options which may limit the portfolio’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Tortoise Water Fund

Investment in the water infrastructure and management industry may significantly affect the value of the shares of the fund. Companies in the water industry are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and water conservation influences. Investments in non-U.S. companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The fund is not actively managed, and therefore the fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the index or the selling of the security is otherwise required upon a rebalancing of the index. There is no guarantee that the fund will achieve a high degree of correlation to the index and therefore achieve its investment objective. The fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (RIC). To maintain the fund’s qualification for federal income tax treatment as a RIC, the fund must meet certain source-of income, asset diversification and annual distribution requirements. If for any taxable year the fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the fund is more exposed to individual stock volatility than a diversified fund.

Cash flow is the total amount of money moving into and out of a business.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the fund.

Portfolio holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

(unaudited)

Tortoise Index Solutions	9

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016 – May 31, 2017).

Actual expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise North American Pipeline Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(12/01/2016 –
	(12/01/2016)	(05/31/2017)	05/31/2017)
Actual(2)	$1,000.00	$1,016.70	$2.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.94	$2.02

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2017 of 1.67%.

Tortoise Water Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(02/14/2017 –
	(02/14/2017)	(05/31/2017)	05/31/2017)
Actual(2)	$1,000.00	$1,018.80	$1.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.48	$1.18

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 0.40%, multiplied by the average account value over the period, multiplied by 107/365 to reflect the period since inception.
(2)	Based on the actual returns for the period from February 14, 2017 through May 31, 2017 of 1.88%.

(unaudited)

10	Tortoise Index Solutions

2017 Semi-Annual Report | May 31, 2017

Tortoise North American Pipeline Fund
Schedule of Investments (unaudited)
May 31, 2017

	Shares	Fair Value
Common Stock — 81.2%(1)

Canadian Crude Oil Pipelines — 17.1%(1)
Enbridge Inc.	133,273	$5,132,343
Enbridge Income Fund Holdings Inc.	34,035	817,334
Gibson Energy Inc.	41,308	547,980
Inter Pipeline Ltd.	107,453	2,127,822
Pembina Pipeline Corporation	115,938	3,705,107
		12,330,586
Canadian Local Distribution Company — 0.3%(1)
Valener Inc.	11,175	188,118
Canadian Natural Gas/Natural Gas Liquids Pipelines — 13.3%(1)
AltaGas Ltd.	48,803	1,087,803
Keyera Corp.	54,217	1,613,446
TransCanada Corporation	120,619	5,602,752
Veresen Inc.	91,408	1,242,367
		9,546,368
United States Crude Oil Pipelines — 2.1%(1)
Plains GP Holdings, L.P.	39,774	1,060,773
SemGroup Corp.	15,368	476,408
		1,537,181
United States Local Distribution Companies — 17.7%(1)
Atmos Energy Corporation	30,604	2,549,619
Chesapeake Utilities Corporation	4,734	351,499
New Jersey Resources Corporation	25,141	1,053,408
NiSource Inc.	94,237	2,456,759
Northwest Natural Gas Company	8,299	508,314
ONE Gas, Inc.	15,183	1,072,679
South Jersey Industries, Inc.	23,115	841,617
Southwest Gas Corporation	13,831	1,100,533
Spire Inc.	14,125	1,000,756
UGI Corporation	11,249	575,724
WGL Holdings, Inc.	14,879	1,231,088
		12,741,996
United States Natural Gas Gathering/Processing — 12.0%(1)
Archrock, Inc.	20,486	215,103
EnLink Midstream, LLC	17,273	294,504
Targa Resources Corp.	56,494	2,594,769
The Williams Companies, Inc.	193,101	5,522,689
		8,627,065
United States Natural Gas/Natural Gas Liquids Pipelines — 18.7%(1)
Cheniere Energy Partners LP Holdings, LLC	13,462	361,455
Cheniere Energy, Inc.(2)	69,233	3,373,032
Kinder Morgan, Inc.	257,817	4,836,647
National Fuel Gas Company	24,835	1,409,635
ONEOK, Inc.	61,411	3,050,898
Tallgrass Energy GP, LP	16,904	435,616
		13,467,283
United States Refined Product Pipelines — 0.0%(1)
VTTI Energy Partners LP	1,728	33,696
Total Common Stock
(Cost $57,773,034)		58,472,293

Master Limited Partnerships
and Related Companies — 18.2%(1)

United States Crude Oil Pipelines — 2.8%(1)
Arc Logistics Partners LP	772	10,939
Blueknight Energy Partners LP	2,579	17,924
Delek Logistics Partners LP	655	19,846
Enbridge Energy Management, LLC(3)	4,888	78,602
Enbridge Energy Partners, L.P.	14,024	232,237
Genesis Energy, L.P.	6,461	201,519
NuStar Energy L.P.	4,957	225,940
NuStar GP Holdings LLC	2,305	59,815
PBF Logistics LP	1,764	34,574
Plains All American Pipeline, L.P.	26,610	704,633
Shell Midstream Partners, L.P.	5,782	172,477
Tesoro Logistics LP	4,266	226,013
USD Partners LP	594	8,019
Western Refining Logistics, LP	1,823	45,028
		2,037,566

See accompanying Notes to Financial Statements.

Tortoise Index Solutions	11

Tortoise North American Pipeline Fund
Schedule of Investments (unaudited) (continued)
May 31, 2017

	Shares	Fair Value
United States Natural Gas Gathering/Processing — 3.3%(1)
American Midstream Partners LP	1,601	$19,292
Antero Midstream Partners LP	4,662	161,492
Cone Midstream Partners LP	1,388	29,467
DCP Midstream Partners, LP	5,887	198,863
Enable Midstream Partners, LP	2,098	32,372
EnLink Midstream Partners, LP	9,616	163,183
MPLX LP	17,644	583,134
Noble Midstream Partners LP	818	37,620
PennTex Midstream Partners, LP	765	15,246
Rice Midstream Partners LP	4,783	117,231
Summit Midstream Partners LP	2,832	65,419
USA Compression Partners LP	1,713	26,329
Western Gas Equity Partners, LP	2,568	111,426
Western Gas Partners LP	4,261	237,466
Williams Partners LP	15,574	610,034
		2,408,574
United States Natural Gas/Natural Gas Liquids Pipelines — 9.0%(1)
Cheniere Energy Partners, L.P.	2,904	93,364
Crestwood Equity Partners LP	3,236	74,104
Dominion Midstream Partners, LP	2,374	68,015
Energy Transfer Equity, L.P.	53,952	919,342
Energy Transfer Partners, L.P.	69,669	1,515,997
Enterprise Products Partners L.P.	91,964	2,465,555
EQT GP Holdings LP	1,827	47,776
EQT Midstream Partners LP	3,884	286,484
ONEOK Partners, L.P.	11,106	543,195
Spectra Energy Partners LP	4,073	175,709
Tallgrass Energy Partners LP	2,567	127,323
TC Pipelines, LP	3,188	179,389
		6,496,253
United States Refined Product Pipelines — 3.1%(1)
Buckeye Partners, L.P.	9,145	585,280
CrossAmerica Partners LP	1,263	30,350
Global Partners LP	1,947	36,506
Holly Energy Partners, L.P.	2,543	83,309
Magellan Midstream Partners, L.P.	14,874	1,079,704
Phillips 66 Partners LP	2,934	145,292
Sprague Resources LP	587	14,939
Sunoco LP	3,384	100,911
TransMontaigne Partners L.P.	883	36,689
Valero Energy Partners LP	1,403	63,429
World Point Terminals, LP	623	10,653
		2,187,062
Total Master Limited Partnerships
and Related Companies
(Cost $13,098,496)		13,129,455

Short-Term Investment — 0.5%(1)

United States Investment Company — 0.5%(1)
Invesco Government & Agency Portfolio — Institutional Class, 0.71%(4)
(Cost $338,836)	338,836	338,836

Total Investments — 99.9%(1)
(Cost $71,210,366)		71,940,584
Other Assets in Excess of Liabilities, Net — 0.1%(1)		92,548
Total Net Assets — 100.0%(1)		$72,033,132

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Security distributions are paid-in-kind.
(4)	Rate indicated is the current yield as of May 31, 2017.

See accompanying Notes to Financial Statements.

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2017 Semi-Annual Report | May 31, 2017

Tortoise Water Fund
Schedule of Investments (unaudited)
May 31, 2017

	Shares	Fair Value
Common Stock — 99.4%(1)

Brazilian Water Utilities — 5.2%(1)
Cia de Saneamento Basico do
Estado de Sao Paulo — ADR	14,781	$131,994
Canadian Water Management — 0.3%(1)
Pure Technologies Ltd.	2,078	8,368
United Kingdom Water Infrastructure — 8.2%(1)
Pentair PLC	3,130	207,269
United States Energy Efficiency/Smart Grid — 3.7%(1)
Itron, Inc.(2)	1,406	95,116
United States Water Infrastructure — 31.9%(1)
Advanced Drainage Systems, Inc.	1,523	29,166
Aegion Corp.(2)	3,547	70,195
Artesian Resources Corporation	324	11,382
Energy Recovery Inc.(2)	1,334	10,125
Franklin Electric Co., Inc.	1,635	62,457
HD Supply Holdings, Inc.(2)	1,931	77,916
Middlesex Water Company	692	24,441
Mueller Water Products, Inc.	6,994	78,193
Rexnord Corporation(2)	3,627	82,696
SJW Group	668	32,091
Tetra Tech, Inc.	2,038	93,646
The Gorman-Rupp Company	743	17,884
The York Water Company	544	18,006
Xylem, Inc.	3,905	203,607
		811,805
United States Water Management — 24.6%(1)
A.O. Smith Corporation	3,748	205,653
AquaVenture Holdings Limited(2)	291	4,932
Badger Meter, Inc.	1,259	49,353
Cadiz Inc.(2)	882	13,362
Calgon Carbon Corporation	6,090	85,565
Cantel Medical Corp.	980	76,264
Lindsay Corporation	450	38,421
Valmont Industries, Inc.	541	79,202
Watts Water Technologies, Inc.	1,203	74,706
		627,458
United States Water Treatment — 3.5%(1)
Ecolab Inc.	663	88,073
United States Water Utilities — 22.0%(1)
American States Water Company	1,582	72,440
American Water Works Co., Inc.	2,460	192,323
Aqua America Inc.	6,058	198,036
California Water Service Group	2,075	71,899
Connecticut Water Service, Inc.	478	25,362
		560,060
Total Common Stock
(Cost $2,495,196)		2,530,143

Short-Term Investment — 0.3%(1)

United States Investment Company — 0.3%(1)
Invesco Government & Agency Portfolio — Institutional Class, 0.71%(3)
(Cost $8,359)	8,359	8,359

Total Investments — 99.7%(1)
(Cost $2,503,555)		2,538,502
Other Assets in Excess of Liabilities, Net — 0.3%(1)		8,408
Total Net Assets — 100.0%(1)		$2,546,910

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2017.

ADR = American Depositary Receipt

See accompanying Notes to Financial Statements.

Tortoise Index Solutions	13

Statements of Assets & Liabilities (unaudited)
May 31, 2017

	Tortoise
	North American	Tortoise
	Pipeline Fund	Water Fund
Assets:
Investments, at fair value (cost $71,210,366 and $2,503,555, respectively)	$71,940,584	$2,538,502
Dividends & interest receivable	117,038	9,187
Total assets	72,057,622	2,547,689
Liabilities:
Payable to Adviser	24,490	779
Total liabilities	24,490	779
Net Assets	$72,033,132	$2,546,910
Net Assets Consist of:
Capital Stock	$73,885,030	$2,500,000
Undistributed (accumulated) net investment income (loss)	(429,447)	10,523
Undistributed (accumulated) net realized gain (loss) on investments	(2,153,275)	1,440
Net unrealized appreciation of investments and translations of foreign currency	730,824	34,947
Net Assets	$72,033,132	$2,546,910

Net Assets	$72,033,132	$2,546,910
Shares issued and outstanding(1)	3,100,000	100,000
Net asset value, redemption price and offering price per share	$23.24	$25.47

(1) Unlimited shares authorized.

See accompanying Notes to Financial Statements.

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2017 Semi-Annual Report | May 31, 2017

Statements of Operations (unaudited)
For the Period Ended May 31, 2017

	Tortoise
	North American	Tortoise
	Pipeline Fund(1)	Water Fund(2)
Investment Income:
Dividends and distributions from common stock	$990,281	$14,307
Distributions from master limited partnerships	433,425	—
Less: return of capital on distributions	(557,636)	—
Less: foreign taxes withheld	(67,047)	(859)
Net dividends and distributions from investments	799,023	13,448
Dividends from money market mutual funds	520	12
Total investment income	799,543	13,460
Expenses:
Advisory fees (See Note 5)	128,275	2,937
Net expenses	128,275	2,937
Net Investment Income	671,268	10,523
Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency:
Net realized gain (loss) on investments, including foreign currency gain (loss)	(964,464)	1,440
Net change in unrealized appreciation of investments and translations of foreign currency	448,008	34,947
Net Realized and Unrealized Gain (Loss) on Investments	(516,456)	36,387
Net Increase in Net Assets Resulting from Operations	$154,812	$46,910

(1)	Period from December 1, 2016 to May 31, 2017.
(2)	Period from February 14, 2017, inception date of the fund, to May 31, 2017.

See accompanying Notes to Financial Statements.

Tortoise Index Solutions	15

Statements of Changes in Net Assets

	Tortoise North American		Tortoise
	Pipeline Fund		Water Fund
			Period from
	Six Months	Year Ended	February 14, 2017(1)
	Ended	November 30,	to
	May 31, 2017	2016	May 31, 2017
	(unaudited)		(unaudited)
Operations
Net investment income	$671,268	$627,321	$10,523
Net realized gain (loss) on investments, including foreign currency gain (loss)	(964,464)	(844,804)	1,440
Net change in unrealized appreciation of investments
and translations of foreign currency	448,008	5,633,341	34,947
Net increase in net assets resulting from operations	154,812	5,415,858	46,910
Capital Share Transactions
Proceeds from shares sold	28,759,515	20,150,040	2,500,000
Payments for shares redeemed	—	(991,280)	—
Net increase in net assets resulting from capital share transactions	28,759,515	19,158,760	2,500,000
Distributions to Shareholders
From net investment income	(588,325)	(739,919)	—
From net realized gains	—	—	—
From return of capital	(425,625)	(266,431)	—
Total distributions to shareholders	(1,013,950)	(1,006,350)	—
Total Increase in Net Assets	27,900,377	23,568,268	2,546,910
Net Assets
Beginning of period	44,132,755	20,564,487	—
End of period	$72,033,132	$44,132,755	$2,546,910
Undistributed (accumulated) net investment income (loss), end of period	$(429,447)	$(86,765)	$10,523
Transactions in Shares
Shares sold	1,200,000	900,000	100,000
Shares redeemed	—	(50,000)	—
Net increase	1,200,000	850,000	100,000

(1)	Inception date of the Fund.

See accompanying Notes to Financial Statements.

16	Tortoise Index Solutions

2017 Semi-Annual Report | May 31, 2017

Tortoise North American Pipeline Fund
Financial Highlights

			Period from
	Six Months	Year Ended	June 29, 2015(1)
	Ended	November 30,	to
	May 31, 2017	2016	November 30, 2015
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$23.23	$19.59	$25.00
Investment operations:
Net investment income(3)	0.29	0.67	0.24
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(3)	0.10	3.85	(5.43)
Total from investment operations	0.39	4.52	(5.19)
Less distributions from:
Net investment income	(0.22)	(0.65)	(0.22)
Net realized gains	—	—	—
Return of capital	(0.16)	(0.23)	—
Total distributions	(0.38)	(0.88)	(0.22)
Net asset value, end of period	$23.24	$23.23	$19.59
Total Return(4)	1.67%	23.84%	(20.81)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$72,033	$44,133	$20,564
Ratios to average net assets:
Expenses(5)	0.40%	0.50%	0.70%
Net investment income(5)	2.09%	2.40%	2.68%
Portfolio turnover rate(4)	11%	28%	17%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	The per common share data for the period from June 29, 2015 to November 30, 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Index Solutions	17

Tortoise Water Fund
Financial Highlights

Period from
February 14, 2017(1)
to
May 31, 2017
(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$25.00
Investment operations
Net investment income	0.11
Net realized and unrealized gain on investments and translations of foreign currency	0.36
Total from investment operations	0.47
Less distributions from:
Net investment income	—
Net realized gains	—
Return of capital	—
Total distributions	—
Net asset value, end of period	$25.47
Total Return(3)	1.88%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$2,547
Ratios to average net assets:
Expenses(4)	0.40%
Net investment income(4)	1.45%
Portfolio turnover rate(3)	0%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	Not annualized.
(4)	Annualized.

See accompanying Notes to Financial Statements.

18	Tortoise Index Solutions

2017 Semi-Annual Report | May 31, 2017

Notes to Financial Statements (unaudited)
May 31, 2017

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise North American Pipeline Fund (the “North American Pipeline Fund”) and Tortoise Water Fund (the “Water Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust.

The investment objective of the North American Pipeline Fund seeks investment results that correspond generally to the price and distribution rate (total return) performance of the Tortoise North American Pipeline IndexSM (the “North American Pipeline Index”). The Fund commenced operations on June 29, 2015.

The investment objective of the Water Fund seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Water IndexSM (the “Water Index”). The Fund commenced operations on February 14, 2017.

Shares of the North American Pipeline Fund are listed and traded on the NYSE Arca, Inc. (the “NYSE”) and shares of the Water Fund are listed and traded on BATS Exchange, Inc. (“BATS”). Market prices for the shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds currently offer one class of shares, which have no front-end sales load, no deferred sales charge, and no redemption fee. A purchase (i.e. creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. The standard fixed creation transaction fee for each Fund is $500. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with the cash transactions. Variable fees received by the Funds are displayed in the capital shares transaction section of the Statement of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

The North American Pipeline Fund acquired the assets and liabilities of a series of Montage Managers Trust, a registered open-end investment management company (the “Predecessor Fund”) in a tax-free reorganization effective March 21, 2017 pursuant to a plan of reorganization approved by shareholders on March 14, 2017. On the date of the reorganization, the final net asset value of the Predecessor Fund was deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights reflect the operations of the predecessor fund for periods prior to the reorganization date. As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of the reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of reorganization. The net assets, fair value of investments, and net unrealized appreciation of the Fund at the time of reorganization were $70,185,640, $69,534,064, and $2,121,437, respectively. At the date of reorganization, there were a total of 2,950,000 shares outstanding.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Tortoise Index Solutions	19

Notes to Financial Statements (unaudited) (continued)

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of May 31, 2017, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2017, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Securities Transactions, Income and Distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

The Funds will make distributions of net investment income, if any, quarterly. The Funds will also distribute net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Share Valuation — The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The North American Pipeline Fund’s shares will not be priced on the days on which the NYSE is closed for trading and the Water Fund’s shares will not be priced on the days on which BATS is closed for trading. The offering and redemption price per share for the Funds are equal to the Funds’ net asset value per share.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

20	Tortoise Index Solutions

2017 Semi-Annual Report | May 31, 2017

Notes to Financial Statements (unaudited) (continued)

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of May 31, 2017:

North American Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$58,472,293	$—	$—	$58,472,293
Master limited partnerships and related companies	13,129,455	—	—	13,129,455
Short-term investment	338,836	—	—	338,836
Total investments in securities	$71,940,584	$—	$—	$71,940,584

Water Fund	Level 1	Level 2	Level 3	Total
Common stock	$2,530,143	$—	$—	$2,530,143
Short-term investment	8,359	—	—	8,359
Total investments in securities	$2,538,502	$—	$—	$2,538,502

Refer to each Fund’s Schedule of Investments for additional industry information. The Funds utilize the end of the reporting period method for determining transfers between levels. During the period ended May 31, 2017, the Funds recognized no transfers between levels. The Funds did not invest in any Level 3 investments.

4. Concentration Risk

Because the North American Pipeline Fund’s assets are concentrated in the energy pipeline industry and the Water Fund’s assets are concentrated in the water industry, the Funds are subject to loss due to adverse occurrences that may affect those industries. Funds that primarily invest in a particular industry may experience greater volatility than funds investing in a broad range of industries.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Index Solutions, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.40% of each Fund’s average daily net assets. The Adviser bears the cost of all advisor and non-advisory services required to operate each Fund.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees and monitors the activities of the Funds’ custodian, transfer agent and accountants. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor. Prior to March 21, 2017, Foreside Fund Services, LLC was the principal underwriter for the North American Pipeline Fund.

Tortoise Index Solutions	21

Notes to Financial Statements (unaudited) (continued)

6. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities, short-term investments and in-kind transactions, by each Fund for the period ended May 31, 2017, were as follows:

	Purchases	Sales
North American Pipeline Fund	$7,078,806	$7,179,380
Water Fund	327,888	302,460

For the period ended May 31, 2017, in-kind transactions associated with creation and redemptions were as follows:

	Purchases	Sales
North American Pipeline Fund	$28,745,303	$—
Water Fund	2,468,328	—

7. Federal Tax Information

As of November 30, 2016, the cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

North American
Pipeline Fund
Cost of investments	$44,318,275
Gross unrealized appreciation	3,432,596
Gross unrealized depreciation	(4,004,827)
Net unrealized depreciation	(572,231)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(420,529)
Total accumulated losses	$(992,760)

The difference between book and tax-basis cost is attributable primarily to wash sales and master limited partnership (“MLP”) adjustments.

As of November 30, 2016, the North American Pipeline Fund had a short-term capital loss carryforward of $420,529 which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent the North American Pipeline Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2016 tax reporting information from the individual MLPs.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and reinvestment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into its next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of its fiscal year, November 30, 2016. The Funds did not defer any late year losses for the taxable year ended November 30, 2016.

22	Tortoise Index Solutions

2017 Semi-Annual Report | May 31, 2017

Notes to Financial Statements (unaudited) (continued)

As of May 31, 2017, the cost basis for investments for federal income tax purposes was as follows:

	North American
	Pipeline Fund	Water Fund
Cost of Investments	$70,716,431	$2,503,555
Gross unrealized appreciation	3,745,144	122,704
Gross unrealized depreciation	(2,520,990)	(87,757)
Net unrealized appreciation	$1,224,154	$34,947

During the period ended May 31, 2017, the Funds paid the following distributions to shareholders:

	North American
	Pipeline Fund	Water Fund
Ordinary income* (estimate)	$588,325	$—
Long-term capital gains**	—	—
Return of capital (estimate)	425,625	—
Total distributions	$1,013,950	$—

During the year ended November 30, 2016, the North American Pipeline Fund paid the following distributions to shareholders:

Ordinary income*	$739,919
Long-term capital gains**	—
Return of capital	266,431
Total distributions	$1,006,350

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

8. Results of Tortoise North American Pipeline Fund Special Shareholder Meeting

A Special Meeting of Shareholders of the Tortoise North American Pipeline Fund (“the Acquired Fund”), a series of Montage Managers Trust, took place on March 14, 2017 to approve a proposed Agreement of and Plan of Reorganization for the Acquired Fund, whereby the North American Pipeline Fund (“the Acquiring Fund”), a series of Managed Portfolio Series, would acquire all of the assets and liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund which would be distributed pro rata by the Acquired Fund to its shareholders, in complete liquidation and termination of the Acquired Fund (the “Reorganization”).

All Acquired Fund shareholders of record at the close of business on December 27, 2016 were entitled to vote. As of the record date, the Acquired Fund had 2,250,000 shares outstanding. Of the 1,141,388 shares present in person or by proxy at the meeting on March 14, 2017: 990,528, or 86.8%, voted in favor of the Reorganization (representing 44.0% of total outstanding shares), 5,899, or 0.5%, voted against the Reorganization, and 144,961, or 12.7%, withheld from voting on the Reorganization. Accordingly, the Reorganization was approved.

9. Subsequent Events

On June 20, 2017, the North American Pipeline Fund paid an income distribution to shareholders in the amount of $683,550 or $0.2170 per share.

On June 20, 2017, the Water Fund paid an income distribution to shareholders in the amount of $100,000, or $0.1000 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise Index Solutions	23

Additional Information (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Tortoise Index Solutions, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on November 15-16, 2016, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the Investment Advisory Agreement (the “Investment Advisory Agreement”) between the Trust and Tortoise Index Solutions, LLC (“TIS” or the “Adviser”) regarding the Tortoise North American Pipeline Fund (the “Pipeline Fund”) and Tortoise Water Fund (the “Water Fund”) (each a “Fund” and together, the “Funds”) for an initial two-year term. The Funds are newly organized series of the Trust.

Prior to this meeting, the Trustees received and considered information from TIS and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the Investment Advisory Agreement (“Support Materials”). Before voting to approve the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for their consideration of the renewal of the Investment Advisory Agreement. This information, together with the information provided to the Board during an in-person presentation from a representative of TIS formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services to be provided by TIS with respect to the Fund; (2) the cost of the services to be provided and the profits to be realized by TIS from services rendered to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the proposed advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other benefits to TIS and its affiliates resulting from its relationship to the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Fund.

Based upon the information provided to the Board in the Support Materials, the Board concluded that the overall arrangements between the Trust and TIS set forth in the Investment Advisory Agreement, as it relates to each Fund, are fair and reasonable in light of the services that TIS will perform, the investment advisory fees that each Fund will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that TIS will provide under the Advisory Agreement with respect to the Pipeline Fund and Water Fund, noting that such services include but are not limited to the following: (1) investing the Pipeline Fund’s and Water Fund’s assets consistent with the Funds’ investment objectives and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Pipeline Fund’s and Water Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by TIS on behalf of the Pipeline Fund and Water Fund; and (5) selecting broker-dealers to execute orders on behalf of the Pipeline Fund and Water Fund. The Trustees noted that while TIS has a limited operating history it is affiliated with and has a shared services agreement with Tortoise Capital Advisors, L.L.C. whose compliance department provides full compliance services to TIS. The Trustees also considered TIS’s assets under management and the assets under management of all of the investment advisers in the Tortoise Investments, LLC family of advisers. The Trustees noted that TIS had been managing the underlying indexes that the Pipeline Fund and Water Fund will track as their principal investment strategies. The Trustees also noted that TIS had been managing the Pipeline Fund as a series of Montage Managers Trust since June 2015. The Trustees also considered the experience of the portfolio manager that TIS would utilize in managing the Pipeline Fund’s and Water Fund’s assets and that the portfolio manager had been the Pipeline Fund’s portfolio manager since inception. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that TIS proposes to provide to the Pipeline Fund and Water Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the proposed annual management fees that the Pipeline Fund and Water Fund will pay to TIS under the Investment Advisory Agreement in the amount of 0.40% of each Fund’s average annual daily net assets, as well as TIS’s profitability analysis (12 month pro-forma) for each Fund. The Trustees noted that each Fund was proposing to utilize a unitary fee structure and that there would be no fees charged to either Fund beyond the 0.40% management fee. The Trustees noted that TIS did not anticipate achieving a profit with respect to either the Pipeline Fund or the Water Fund during their first 12 months of operation in the Trust. The Trustees noted that TIS does not serve as adviser for any products other than the Pipeline Fund. The Trustees concluded that TIS’s service relationship with the Pipeline Fund and Water Fund does not project to be profitable in the near term.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses that the Pipeline Fund and Water Fund will bear and those of funds in the same Morningstar benchmark category. With regard to the Pipeline Fund, the Trustees noted that the unitary fee charged by the Pipeline Fund was significantly below the average and median expense ratios for the Pipeline Fund’s benchmark category. With regard to the Water Fund, the Trustees noted that the unitary fee charged by the Water Fund was significantly below the average and median expense ratios for the Water Fund’s benchmark category. The Trustees concluded that TIS’s proposed management fees for the Pipeline Fund and Water Fund were reasonable.

24	Tortoise Index Solutions

2017 Semi-Annual Report | May 31, 2017

Additional Information (unaudited) (continued)

Economies of Scale. The Trustees considered whether the Pipeline Fund and Water Fund would benefit from any economies of scale, and noted that the proposed investment advisory fee for the Funds does not contain breakpoints. The Trustees took into account the fact that the unitary fee structure for both the Pipeline Fund and the Water Fund was among the lowest in each Fund’s respective peer universe. The Trustees determined that TIS is likely to realize economies of scale in managing the Pipeline Fund and Water Fund as assets grow in size. The Board further determined that, based on the amount and structure of the Fund’s unitary fee, such economies of scale will be shared with Pipeline Fund and Water Fund shareholders, although the Board intends to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect financial benefits that could be realized by TIS and its affiliates from TIS’s relationship with the Funds. The Trustees noted that TIS does not intend to use soft dollar arrangements with respect to either the Pipeline Fund or Water Fund. The Trustees also noted that neither Fund intends to utilize affiliated brokers to execute Fund portfolio transactions. The Trustees considered that TIS may receive some form of reputational benefit from services rendered to the Pipeline Fund and Water Fund but that such benefits are immaterial and cannot be quantified. The Trustees concluded that TIS will not receive additional material benefits from services rendered to the Pipeline Fund and Water Fund.

Tortoise Index Solutions	25

Additional Information (unaudited) (continued)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-844-TR-INDEX or 1-844-874-6339.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339, or (2) on the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts
Information regarding how often shares of the Fund trades on the Exchange at a price about (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, free of charge, on the Fund’s website at etp.tortoiseindexsolutions.com.

PRIVACY NOTICE
The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/ educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

26	Tortoise Index Solutions

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Index Solutions, LLC
11550 Ash Street, Suite
300 Leawood, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street
Suite 2600
Philadelphia, PA 19103-7096

844-TR-INDEX
(844-874-6339)

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information
contains additional information about the Fund’s
trustees and is available without charge upon request
by calling 1-844-TR-INDEX or 1-844-874-6339.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseindexsolutions.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the first and second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 8, 2017

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	August 8, 2017

* Print the name and title of each signing officer under his or her signature.